Rent-A-Center: Third Quarter 2021 Earnings Review

Important Notices 2 Forward-Looking Statements This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, among others, statements regarding our goals, plans and projections with respect to our operations, financial position and business strategy. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as "may," "will," "expect," "intend," "could," "estimate," "predict," "continue," “maintain,” "should," "anticipate," "believe," or “confident,” or the negative thereof or variations thereon or similar terminology. Such forward-looking statements are based on particular assumptions that our management has made in light of its experience and its perception of expected future developments and other factors that it believes are appropriate under the circumstances, and are subject to various risks and uncertainties. Factors that could cause or contribute to material and adverse differences between actual and anticipated results include, but are not limited to, (1) the impact on our business of the COVID-19 pandemic and related federal, state, and local government restrictions, including adverse changes in such restrictions or the potential re-imposition of such restrictions limiting our ability to operate or that of our retail partners or franchisees, and the continuing economic uncertainty and volatility that has resulted from such matters, and (2) the other risks detailed from time to time in the reports filed by us with the SEC, including our most recently filed Annual Report on Form 10-K, as may be updated by reports on Form 10-Q or Form 8-K filed thereafter. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this communication. Except as required by law, we are not obligated to, and do not undertake to, publicly release any revisions to these forward-looking statements to reflect any events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. Use of Non-GAAP Financial Measures This communication contains certain financial information determined by methods other than in accordance with U.S. Generally Accepted Accounting Principles (GAAP), including (1) Non-GAAP diluted earnings per share (net earnings, as adjusted for special items (as defined below), net of taxes, divided by the number of shares of our common stock on a fully diluted basis), (2) Adjusted EBITDA (net earnings before interest, taxes, depreciation and amortization, as adjusted for special items) on a consolidated and segment basis and (3) Free Cash Flow (net cash provided by operating activities less capital expenditures). “Special items” refers to certain gains and charges we view as extraordinary, unusual or non-recurring in nature and which we believe do not reflect our core business activities. For the periods presented herein, these special items are described in the quantitative reconciliation tables included in the appendix of this communication. Because of the inherent uncertainty related to the special items, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measures or reconciliation to any forecasted GAAP measure without unreasonable effort. These non-GAAP measures are additional tools intended to assist our management in comparing our performance on a more consistent basis for purposes of business decision-making by removing the impact of certain items management believes do not directly reflect our core operations. These measures are intended to assist management in evaluating operating performance and liquidity, comparing performance and liquidity across periods, planning and forecasting future business operations, helping determine levels of operating and capital investments and identifying and assessing additional trends potentially impacting our company that may not be shown solely by comparisons of GAAP measures. Consolidated Adjusted EBITDA is also used as part of our incentive compensation program for our executive officers and others. We believe these non-GAAP financial measures also provide supplemental information that is useful to investors, analysts and other external users of our consolidated financial statements in understanding our financial results and evaluating our performance and liquidity from period to period. However, non-GAAP financial measures have inherent limitations and are not substitutes for or superior to, and they should be read together with, our consolidated financial statements prepared in accordance with GAAP. Further, because non-GAAP financial measures are not standardized, it may not be possible to compare such measures to the non-GAAP financial measures presented by other companies, even if they have the same or similar names. Note that all sources in this presentation are from Company reports and Company estimates unless otherwise noted.

3 Evolving Landscape for Payment Solutions Payment Solution Consumer Value Proposition Inclusivity Fl ex ib ili ty Proliferation of Payment Solutions for Consumers Cash Credit Debit Cash Debit CreditDigital / App BNPL LTO Old Paradigm New Paradigm

Lease Management Learnings Iterate Transaction Volume Retail Merchant Network Consumer Ecosystem 4 LTO Omni-Channel Opportunity Significant Earnings Power UpsideRCII’s LTO Omni-Channel Flywheel 2021 Non-GAAP EPS Outlook $5.90 - $6.15 Incremental Revenue Potential Margin Expansion Potential Return of Capital $6.0bn Consolidated Revenue by 2023 Mid-Teens Consolidated Adj. EBITDA Margin (2023) 2021 Outlook – 2023 Targets 2023 Potential Earnings Power

5 2021 Third Quarter Highlights 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation. Note: Same store sale methodology - Same store sales generally represents revenue earned in stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. The Company excludes from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 30th full month following account transfer. Due to the COVID-19 pandemic and related temporary store closures, all 32 stores in Puerto Rico were excluded starting in March 2020 and will remain excluded for 18 months. Note: Pro forma figures assume business was owned during the corresponding prior year period ◼Q3 2021 Consolidated Revenues of $1.2 billion +65.9% vs. last year; Consolidated pro forma revenues +13.3% ◼Q3 2021 Adjusted EBITDA margin 14.4%, 130 bps below last year on a pro-forma basis ◼ Non-GAAP Diluted EPS1 of $1.52, +46.2% vs. last year ◼Updated 2021 annual guidance for revenues, Adjusted EBITDA, EPS (Non-GAAP), and Free Cash Flow ◼Repurchased $80 million of Company shares through the end of October 2021 +19.2% 300 350 400 450 500 550 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Acima GMV $Millions 25.2% 0% 5% 10% 15% 20% 25% 30% Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Rent-A-Center Business 2-Year Same Store Sales

6 Strong Performance and Momentum Key Metrics – 2021 Third Quarter Fundamentals Remain Strong Q3 2020 Q3 2021 Customers Rent-A-Center /Franchise/Mexico Acima Q3 2020 Q3 2021 Rent-A-Center Business Portfolio ◼Revenue and adjusted EBITDA growing despite macro environment normalizing and supply chain disruptions ◼Customer trends are favorable: ◼ Rent-A-Center Business segment portfolio up over 14% versus last year. Expect fewer early payouts going forward ◼Acima integration and strategic agenda are on track; making progress with strategic accounts and the Acima Ecosystem ◼Rent-A-Center Business segment positive momentum with e-commerce growth, execution, and strong margins

7 ACIMA: MISSION AND VALUES

8 ACIMA: New Shopping Paradigm for the Financially Underserved Ecosystem Opportunity Durable Goods Retail Outlets Offering LTO Millions Estimated Total Addressable Market $40-$50B 40-50K Approaching $100B The Acima digital ecosystem provides partners and customers a platform to connect and transact in a seamless and repeatable manner that creates significant value to both parties

9 Q3 ACIMA Highlights ◼Q3 revenues of $623 million +209% vs. last year; pro- forma revenue growth +17% ◼Pro forma GMV +19% vs. last year led by new virtual retail partner additions and organic growth ◼Adjusted EBITDA1 $86 million with Adjusted EBITDA margin of 13.9% vs. pro forma Adjusted EBITDA $88 million and 16.5% in the prior year period. Financial ResultsBusiness Highlights ◼New exclusive strategic accounts: P.C. Richard & Son a top 10 appliance retailer in the U.S; e-commerce relationship with Whirlpool ◼Continued to optimize the organization, established a framework to support growth and a unified culture ◼Established a well defined product roadmap ◼Advanced marketing strategy development and implemented initial programs Note: Pro forma figures assume business was owned during the corresponding prior year period 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation.

10 Rent-A-Center Business Financial Highlights Rent-A-Center Business Same Store Sales Digital acceleration in the RAC business has generated over 26% growth in e-commerce revenues through the third quarter of 2021 Q3 2021 Highlights ◼ Same Store Sales: +12.3% year over year (+25.2% on a 2-year basis); 15th consecutive quarter of positive growth ◼ Q3 Ending Lease Portfolio: +14.1% year over year ◼ Skip / Stolen Losses: 3.4% of revenue, up 140 bps year over year ◼ Adjusted EBITDA1: Adjusted EBITDA margin 22.9%, up 60 bps year over year ◼ E-commerce: over 21% of revenues vs. pre-Covid levels (13% of revenues in 2019) 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation. Note: Same store sale methodology - Same store sales generally represents revenue earned in stores that were operated by us for 13 months or more and are reported on a constant currency basis as a percentage of total revenue earned in stores of the segment during the indicated period. The Company excludes from the same store sales base any store that receives a certain level of customer accounts from closed stores or acquisitions. The receiving store will be eligible for inclusion in the same store sales base in the 30th full month following account transfer. Due to the COVID-19 pandemic and related temporary store closures, all 32 stores in Puerto Rico were excluded starting in March 2020 and will remain excluded for 18 months. 25.2% 0% 5% 10% 15% 20% 25% 30% Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Rent-A-Center Business 2-Year Same Store Sales

11 Rent-A-Center Business: Driving Sustainable, Profitable Growth 2021E Assumptions 2021 Financial targets ◼ Same store sales expected to be in the low double-digit range for the fourth quarter ◼ Skip/stolen losses projected in the mid 3% range for the fourth quarter ◼ Adjusted EBITDA margin maintain in 22-23% range for the fourth quarter $2.04bn 2021E Revenue1 $490mm 2021E Adj. EBITDA1,2 1 Based on the midpoint of 2021E guidance 2 Adjusted EBITDA is a non-GAAP measure. Because of the inherent uncertainty related to items excluded from this non-GAAP measure (as described in the Appendix), management does not believe it is able to provide a meaningful forecast of the comparable GAAP measure or reconciliation to any forecasted GAAP measure without unreasonable effort.

12 Q3 2021 Financial Highlights Consolidated ▪ Revenue growth +65.9% vs. last year; pro forma revenue growth +13.3% vs. last year ▪ Adjusted EBITDA1: $170M, +84.7%; pro forma growth +4.1% ▪ Adjusted EBITDA margin: 14.4% of revenue, +150 bps vs. last year ▪ Non-GAAP Diluted EPS1: $1.52, +46% vs. last year ▪ Free cash flow1: $55M ▪ Cash dividend of $0.31 per share for the fourth quarter of 2021 represents an increase of 6.9% vs. last year ▪ $80 million of share repurchases through October 2021 and have $170 million remaining on the current $250 million share repurchase authorization Balance Sheet 2 ▪ Cash: Ended Q3 2021 with $159M cash balance ▪ Debt: $1.32B, flat sequentially versus last quarter ▪ Liquidity: Ended Q3 2021 with over $600M in available liquidity ▪ Pro Forma Leverage Ratio: Ended Q3 2021 at 1.7x 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation 2 In connection with the acquisition of Acima in February 2021, the Company refinanced its prior indebtedness and incurred substantial new indebtedness, as discussed in the Company’s Current Report on Form 8-K filed with the SEC on February 17, 2021. Note: Pro forma figures assume business was owned during the corresponding prior year period

13 2021 Guidance Annual Guidance Consolidated 1,2 Low High Revenues ($bn) $4.550 $4.640 Adjusted EBITDA ($mm) 4 $645 $675 % revenues 14.2% 14.5% Diluted Non-GAAP EPS 4 $5.90 $6.15 Free Cash Flow ($mm) 3,4 $280 $320 Acima Segment (includes Preferred Lease) 1 Revenues ($bn) $2.320 $2.380 Adjusted EBITDA ($mm) 4, 5 $300 $320 % revenues 12.9% 13.4% Rent-A-Center Business Segment Revenues ($bn) $2.020 $2.060 Adjusted EBITDA ($mm) 4 $480 $500 % revenues 23.8% 24.3% 1 Acima 2021E financials based on ~10.5 months post-close of acquisition 2 Includes Rent-A-Center Business, Acima, Mexico, Franchise and Corporate segments 3 Free Cash Flow defined as net cash provided by operating activities less capital expenditures 4 Adjusted EBITDA, non-GAAP diluted earnings per share and free cash flow are non-GAAP measures. Because of the inherent uncertainty related to items excluded from these non-GAAP financial measures, management does not believe it is able to provide a meaningful forecast of the comparable GAAP measure or reconciliation to any forecasted GAAP measure without unreasonable effort 5 Corporate expenses related to Acima of approximately $20M will be reflected in the Corporate segment

14 Return capital to shareholders through a combination of dividends and share repurchases Funding current business and investing in organic growth opportunities I Opportunistic value enhancing M&AII III Capital Allocation Priorities Focused on driving long-term value creation

Question and Answer

Appendix

17 Q3 2021 Financial Highlights 1 Non-GAAP financial measure. Refer to explanations and reconciliations elsewhere in this presentation. Q3 2021 In millions, except percentages and EPS Actual % of Total Revenue Rent-A-Center Business $501 42.4% Acima $623 52.8% Franchising $41 3.5% Mexico $16 1.3% Total Revenue $1,181 100.0% % of Segment Revenue Rent-A-Center Business $115 22.9% Acima $86 13.9% Franchising $5 11.8% Mexico $2 15.2% Corporate ($38) (3.2%) Adjusted EBITDA1 $170 14.4% Non-GAAP Diluted EPS1 $1.52 Selected Metrics Q3 2021 Cash $159 Debt (excluding financing fees) $1,325 Pro forma Net Debt to Adjusted EBITDA 1.7x

18 Reconciliation Of Net Earnings Per Share To Non-GAAP Diluted Earnings Per Share 1 Refer to slide 17 for additional details (in thousands, except per share data) Amount Per Share Amount Per Share Net Earnings 21,267$ 0.31$ 64,030$ 1.15$ Special items, net of taxes Other charges 1 81,734 1.20 (1,341) (0.02) Discrete income tax items1 792 0.01 (5,064) (0.09) Net earnings excluding special items 103,793$ 1.52$ 57,625$ 1.04$ 2021 2020 Three Months Ended September 30,

19 Reconciliation Of Operating Profit To Adjusted EBITDA (Consolidated And By Segment) (in thousands) Rent-A-Center Business Acima Mexico Franchising Corporate Consolidated GAAP Operating Profit (Loss) 99,950$ 16,073$ 1,724$ 3,146$ (40,706)$ 80,187$ Plus: Amortization, Depreciation 4,926 541 104 15 8,224 13,810 Plus: Special Items (Extraordinary, Unusual or Non- Recurring Gains or Charges) Legal settlement - - - - (2,800) (2,800) Store closure costs 385 - 3 - - 388 Asset disposals 314 - - - - 314 Cost savings initiatives (41) 34 - - 116 109 Nationwide protest impacts 101 - - - - 101 COVID-19 impacts (74) - - - 106 32 Adjusted EBITDA 105,561 16,648 1,831 3,161 (35,060) 92,141 Three Months Ended September 30, 2020 (in thousands) Rent-A-Center Business Acima Mexico Franchising Corporate Consolidated GAAP Operating Profit (Loss) 109,272$ 51,884$ 2,285$ 4,816$ (101,111)$ 67,146$ Plus: Amortization, Depreciation 4,792 570 130 24 8,319 13,835 Plus: Special Items (Extraordinary, Unusual or Non- Recurring Gains or Charges) Acima equity consideration vesting - - - - 42,829 42,829 Acima acquired assets depreciation and amortization - 30,150 - - 3,971 34,121 Legal settlement reserves - - - - 7,250 7,250 Acima integration costs - 3,699 - - 259 3,958 Hurricane impacts 506 148 - - - 654 Acima transaction costs - - - - 225 225 State tax audit assessment reserves - - - - 161 161 Store closure costs 13 - - - - 13 Adjusted EBITDA 114,583 86,451 2,415 4,840 (38,097) 170,192 Three Months Ended September 30, 2021

20 Reconciliation Of Net Cash Provided By Operating Activities To Free Cash Flow (in thousands) 2020 2020 Net cash provided by operating activities 75,686$ 41,507$ 326,204$ 296,226$ Purchase of property assets (20,475)$ (7,807) (45,876) (22,557) Hurricane insurance recovery proceeds - - - 158 Free cash flow 55,211$ 33,700$ 280,328$ 273,827$ Proceeds from sale of stores 3$ 9 3 196$ Acquisitions of businesses -$ (700) (1,273,542) (700) Free cash flow including acquisitions and divesitures 55,214$ 33,009$ (993,211)$ 273,323$ 2021 2021 Three Months Ended September 30, Nine Months Ended September 30,